Investor Presentation
March 2012

Ron Smith Vice President and Chief Financial Officer

Cautionary Statement

Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about Unifi, Inc.'s (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.

Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, the success of our subsidiaries, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of subsidiaries, joint ventures, alliances and other equity investments, the accurate financial reporting of information from equity method investees, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, negotiations of new or modifications of existing contracts for asset management and for property construction and acquisition, regulations governing tax laws, other governmental and authoritative bodies' policies and legislation, and proceeds received from the sale of assets held for disposal. In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control. Other risks and uncertainties may be described from time to time in the Company's other reports and filings with the Securities and Exchange Commission.

Unifi Overview

Company overview

Unifi, Inc. is a diversified producer and processor of multi-filament polyester and nylon yarns

- The Company's product offerings include specialty and premier value added yarns with enhanced performance characteristics
- The Company sells to other yarn manufacturers, knitters and weavers that produce fabric for the apparel, hosiery, furnishings, industrial and other end-use markets; primarily in North American region
- 34% ownership of Parkdale America LLC – A $1+ billion cotton spinning joint venture

Well-established downstream partners

Historical Consolidated Revenue



$800
$700
$600
$500
$400
$300
$200
$100
$-
$117
$152
$290
$149
$165
$309
$174
$163
$376
$160
$162
$392
FY09
FY10
FY11
Dec-11 TTM
Polyester
Nylon
International

Historical Adjusted EBITDA (1)



$1,000
$800
$600
$400
$200
$-
4.2%
8.9%
8.5%
5.9%
$117
$152
$290
$149
$165
$309
$174
$163
$376
$160
$162
$392
FY09
FY10
FY11
Dec-11 TTM
Polyester
Nylon
International
Adjusted EBITDA Margin

(1) Excludes earnings from Parkdale America LLC and other unconsolidated equity affiliates

Market and Company Overview

What We Do - Polyester and Nylon Fibers

POY Manufacture



- The first step in producing synthetic yarn begins with the raw material known as POY (partially oriented yarn)
- Feedstock is used to create polymer which is extruded through microscopic holes to form a single fiber filament

Texturing Machines



- Texturing machines process POY multi-filament yarns
- Texturing is a combination of heating and stretching the POY as it passes through the texturing unit

Texturing Units



- The friction disc unit is the heart of the texturing machine
- POY enters the top of the unit, passes through the high-speed discs and exits as textured yarn
- Computers inspect every inch of yarn as it is produced

Textured Yarns



- After the POY is processed, the resulting textured yarn has bulk, crimp, strength and consistent dyeability
- It is now ready to be processed into fabric or used in other processes

Value-added Processes


1
2
3
4

- Package Dyeing
- Covering
- Twisting
- Beaming

We make products that add real value

Growing Global Textile Fibers Market

Global consumption of textile fibers grows based on population and affluence



Billion Pounds
250
200
150
100
50
87
118
145
153
163
153
158
170
177
184
189
194
199
47%
22%
9%
22%
37%
40%
6%
17%
33%
48%
5%
14%
31%
51%
4%
13%
CY 1990
CY 2000
CY 2005
CY 2006
CY 2007
CY 2008
CY 2009
CY 2010
CY 2011e
CY 2012e
CY 2013e
CY 2014e
CY 2015e
Cotton
Polyester
Nylon
All Other

- Global Textile Markets
  - Approximately 170 billion pounds of textile fibers sold annually
  - 3%+ annual growth in global textile fibers projected from 2011 to 2015
  - 4%+ annual growth in global polyester fibers projected from 2011 to 2015
  - Polyester fibers' growth in market share: 22% in 1990, 48% in 2010, projected at 51% in 2015
  - Cost efficient alternative to functional fibers
    - Superior functionality compared to commodity fibers like cotton
    - Man-made fibers allow more acreage for food supply in countries like China

Source: PCI Fibers

Who We Are



USA
El Salvador
Colombia
Brazil
Israel (JV)
China

- Manufacturing & Office
- Business Unit / Office
- Joint Venture

Consolidated Sales by Asset Location
($708 million FY 2011)



Other 9%
Brazil 20%
North America 72%
Nylon 27%
Polyester 73%

Our assets are well-positioned to leverage regional & global growth in synthetics

Our Markets and Segments


NAFTA
Sourcing
CAFTA
Sourcing
ATPA
Sourcing

Unifi Sales by End-Use Segment


Other 3%
Automotive 5%
Furnishings 15%
Industrial 12%
Hosiery 17%
Apparel 48%

NAFTA countries: US, Mexico, Canada
CAFTA countries: El Salvador, Honduras, Costa Rica, Guatemala, Nicaragua, and Dominican Republic
ATPA countries: Colombia, Bolivia, Ecuador, Peru

Regional trade and diverse market segments provide competitive advantages

Our Supply Chain

UNIFI

Fiber / Yarn U.S.A.	Fabric U.S.A., Guatemala, El Salvador, Honduras	Apparel U.S.A., Guatemala El Salvador, Honduras, Mexico	Retailer / Brand
UNIFI	FAB INDUSTRIES	Brooklyn	patagonia
	IMPERIALTEX	INTRADECO APPAREL	Reebok
	POLARTEC	Eunice	Walmart
	CYBERKNIT	Indian Knitwear	REI
	SWISSTEX	New Holland	
	Jowett	Jowett	adidas
	WOONGCHUN	Grupo Beta	
	Textufil		

Unifi's downstream network well-prepared to support any regional apparel program

CAFTA-DR: Many Apparel Categories

2011 – U.S. Synthetic Apparel Supply from CAFTA- DR


Hosiery
Socks
Dresses
Sportswear
Accessories
All Other
17%
Coats/Suits
5%
Underwear
Undershirts
Bras
Pajamas
Robes
Intimates
13%
Bottoms
15%
Trousers
Slacks
Shorts
Skirts
Tops
50%
T-Shirts
Dress Shirts
Sweatshirts
Pullovers/Fleece
Vests
Sweaters

1 Billion Square Meters

This Region boasts a broad-range of existing and emerging capabilities

Regional Sourcing Provides Competitive Advantages

- **Competitive cost**
  - Duty-free benefits of up to 32% on synthetic garments
  - Greater labor productivity than most Asian supply regions
  - Inflation in China / Asia
  - Continued strength of Asian currencies

- **Faster supply and flexibility**
  - Shorter lead times of 6 to 7 weeks from "order" to "U.S. distribution" versus 13 to 17 weeks from various Asian regions
  - Faster response to fashion trends and replenishment needs
  - Convenient to reach, monitor and communicate

- **Working capital benefits**
  - Shorter lead time creates lower inventories
  - Better cash flow

- **Innovation**
  - Differentiated fibers that apply to various end-use products
  - High-quality for critical applications
  - Regional development efforts accelerates speed to market

Region: Competitive, Speed, and Convenience

U.S. Synthetic Apparel Sourcing Trends



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
CY 2000: 56% / 10% / 34%
CY 2001: 54% / 10% / 36%
CY 2002: 48% / 13% / 39%
CY 2003: 43% / 16% / 41%
CY 2004: 38% / 19% / 43%
CY 2005: 34% / 31% / 35%
CY 2006: 30% / 34% / 37%
CY 2007: 24% / 41% / 35%
CY 2008: 22% / 41% / 36%
CY 2009: 18% / 49% / 32%
CY 2010: 18% / 50% / 32%
CY 2011 E: 18% / 48% / 34%
ROW
Greater China
Regional (US, Central America, NAFTA, ATPA)

Region: Units grew 16% and 7% in '10 and '11; expected to grow 5% to 7% in '12

U.S. Market Segmentation – FY 2011

U.S. Sales by Segment


Auto 5%
Other 3%
Industrial 12%
Furnishings 15%
Hosiery 17%
Apparel 48%

U.S. Direct Sales by Region


CAFTA 9%
Other 2%
NAFTA / ATPA 8%
U.S. Domestic 81%

U.S. Sales by Origin Requirement


Compliant (1) 59%
Non-Compliant 41%

Commentary

- Diverse product offering sells into the apparel, hosiery, furnishings, automotive and industrial markets
- Compliant sales account for approximately 58% of the company's total sales
  - Large majority of U.S. customers are domestic weavers and knitters
    - Most free trade benefits come through domestic customers' shipments of fabrics into region
    - Regional yarn origin required in free trade agreements (NAFTA, CAFTA, ATPA)
  - Berry and Kissel Amendments require U.S. origin fiber/yarn for Military and Homeland Security

Diverse end-use market with high concentration of compliant yarns

(1) Compliant sales represent those sales to customers who utilize the terms of the NAFTA, CAFTA, CBI, ATPA, and U.S. Military agreements to produce duty-free finished goods and U.S. origin fiber requirement. Estimates based on FY 2011 sales by category and division.

UNIFI®

Operating Environment and Company Strategy

Our Operating Environment

UNIFI

- Slow growth of U.S. retail apparel with lingering effects of inventory destocking
- Opportunity for growth in North America region from new investments across supply chain and realignment of sourcing patterns
- Incremental growth in targeted global yarn markets
- Raw material pricing coming off historic high levels



$/Lb.
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.66
0.70
0.74
0.47
0.43
0.48
0.51
0.51
0.57
0.57
0.52
0.62
0.77
0.79
0.78
0.77
0.76
0.09
0.10
0.14
0.11
0.08
0.05
0.06
0.04
0.05
0.06
0.05
0.02
0.03
0.09
0.09
0.13
0.11
Jan-Mar 08
Apr-Jun 08
Jul-Sep 08
Oct-Dec 08
Jan-Mar09
Apr-Jun 09
Jul-Sep 09
Oct-Dec 09
Jan-Mar 10
Apr-Jun 10
Jul-Sep 10
Oct-Dec 10
Jan-Mar 11
Apr-Jun 11
Jul-Sep 11
Oct-Dec 11
Jan-Mar 12e
Polymer Gap (USA Versus Asia)
PTA
MEG
POLYMER COST

Source: PCI Fibers, Unifi internal estimates

PX (Paraxylene): Global Supply Demand =Tight


Thousand Metric Tons
60,000
50,000
40,000
30,000
20,000
10,000
-
Operating Rate
85%
85%
89%
82%
84%
84%
85%
88%
86%
83%
83%
26,610
28,281
29,783
30,958
32,714
36,078
37,992
39,576
43,609
47,415
50,842
22,507
24,011
26,579
25,520
27,361
30,147
32,397
34,823
37,628
39,153
42,317
2005
2006
2007
2008
2009
2010
2011
2012E
2013E
2014E
2015E
Production
Capacity

PX Capacity Start-ups / Expansions:

2012: 1.5 mm tons (China, India, Singapore)

2013: 4.0 mm tons (China, India, Saudi Arabia, Kazakhstan, Algeria, Korea)

2014: 4.0 mm tons (India, Korea, Singapore)

Source: PCI Fibers

Inventory in the Apparel Supply Chain



Inventory Days
90
80
70
60
50
40
30
78 78 78 77 77 76 78 82 79 78 74 73 71 71 72 71 71 72 73 73 72
65 65 65 65 66 65 66 72 69 68 64 62 61 62 64 64 66 67 68 68 67
48 48 48 48 51 49 49 57 55 54 50 47 47 47 53 54 57 61 62 61 60
43 48 50 52 52 51 49 50 52 53 51 47 49 50 54 55 57 58 58 57 55
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Jan-2012 E
Supply Chain Total
Retail Inventory Days
Wholesale Inventory Days
Producer Inventory Days

Source: U.S. Census Bureau and Unifi internal estimates

Operating Strategies

- Focus on continuous improvement, conversion margin integrity and mix enrichment – with the goal of reducing cyclicality
- Aggressively pursue growth opportunities developing in North/Central American regional market
- Profitably increase sales in global growth markets
  - Central America, China and Brazil
- Grow our Premier Value Added (PVA) products, doubling as a percent of sales within 3 years from the start of fiscal 2011
- Derive value from sustainability based initiatives, including polyester and nylon recycling and the cultivation and sales of biomass crops

Branded / PVA Product Success

Premier Value Added products are key for future growth

- PVA portfolio represented approximately 12% of U.S. sales and 18% of consolidated sales in fiscal 2011
- Products utilized in apparel, contract, home furnishings, military, socks and hospitality
- Steady investment in R&D and commercialization of PVA products remains a strategic priority

Sales Revenue by Fiscal Year - U.S. PVA



$ Million
$70
$60
$50
$40
$30
$20
$10
$0
2004
2005
2006
2007
2008
2009
2010
2011

Gross Profit by Fiscal Year - U.S. PVA



2006
2007
2008
2009
2010
2011

PVA target is to double as a percent of sales in 3 years

Source: Unifi internal estimates

UNIFI

Innovation – PVA Brands and Partnerships

Sustainability…

REPREVE satura

Performance…

aio A.M.Y. Sorbtek inhibit

4t7 mynx satura max reflexx

Touch & Texture…

augusta MicroVista



patagonia Ford haggar POLARTEC NFL THE NORTH FACE

macy's CINTAS JCPenney Steelcase HERFF JONES KOHL'S

THE HOME DEPOT Sears MOHAWK Blue Avocado AllSteel

MARKS & SPENCER Walmart REI HunterDouglasContract HON H&M

We serve the leading brands and retailers sourcing with high performance fibers

Financial Overview

UNIFI

Consolidated Operating Results Overview

Summary of Selected Financial Data ($ in millions)



Net Sales
Adjusted EBITDA margin (1)
$1,000
$800
$600
$400
$200
$-
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.2%
8.9%
8.5%
5.9%
$117
$152
$290
$149
$165
$309
$174
$163
$376
$160
$162
$392
FY09
FY10
FY11
Dec-11 TTM
Polyester
Nylon
International
Adjusted EBITDA Margin

($ in millions)	Projection (2) FY12
Adjusted EBITDA	$40
Capital Expenditures	(7)
Cash Interest Expense	(14)
Cash Taxes	(4)
Free Cash Flow	$15
Working Capital source	8
Free Cash Flow Operations	$23

(1) Adjusted EBTIDA excludes earnings from Parkdale America LLC and other unconsolidated equity affiliates
(2) FY 12 Projections based on management's publicly disclosed guidance during the February 2, 2012 Earnings Conference call.

UNIFI

Parkdale America - Operating Results Overview



Summary of Selected Financial Data ($ in millions)
$120
$100
$80
$60
$40
$20
$0
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$408
$599
$1,110
$1,304
$32
$40
$58
$64
$102
$91
$82
$84
FY09
FY10
FY11
Dec-11 TTM
Adjusted EBITDA
Adjusted EBITDA - normalized EAP
Net sales

- PAL's total outstanding debt was $145 million and $100 million as of June 2011 and December 2011, respectively.
- Average cotton cost per lb. has decreased from $1.61/lb. as of June 2011 to $0.95/lb. as of December 2011 and $1.01/lb. as of February 2012 (Middling 1-3/32 inch staple, CFR Far Eastern ports, U.S. dollars per Pound).

Long-Term Capital Structure

Unifi has a stable capital structure with covenant-lite debt instruments and no near-term maturities

$124 mm 2014 Senior Secured Notes – 11.5%

- No on-going maintenance covenants
- Limited ability to make restricted payments
- Restrictions on use of proceeds from asset sales
- Incurrence of additional indebtedness covenant of 2 to 1 times fixed charge coverage
- Callable by Company at anytime at the following redemption prices:
    - 102.875% from May 2011
    - Par from May 2012

First Amended Revolving Credit Agreement

- $100mm facility, matures September 2015
- Secured by eligible working capital
- No on-going maintenance covenants, as long as availability is greater than 15% of facility
- Limited restricted payment provisions, as long as availability is greater than 27.5% of facility
- Provisions to facilitate refinance/repayment of 2014 Notes
- Interest based on LIBOR+200 bps to 275 bps

Maturity profile at December 2011 ($mm)



140
120
100
80
60
40
20
0
2011
2012
2013
2014
2015
2016
$124
$65
$35
RC Balance
11.5% Senior Notes
RC Availability

Capital Strategy = Optimizing Cost of Capital

- Focus on cash generation, across all business processes including working capital management
- Fund working capital and capital expenditure requirements to develop incremental growth opportunities
- Utilize cash flow generated from operations and dividends from PAL to pay down borrowings under 2015 revolving credit facility
- Reduce cost of capital by utilizing excess availability under revolving credit facility to redeem 11.5% senior secured notes, due May 2014
  - Fix LIBOR rate on minimal level of revolving credit borrowings (currently $35 million) through May 2013

Summary and Review

- Some inflationary pressures, but generally a stable operating environment
- Various incremental growth opportunities through increased retail volumes and re-balancing of sourcing towards North/Central America region
- Focus on continuous improvement, margin integrity and mix enrichment
- Expansion opportunities in global growth markets
  - Central America, China and Brazil
- Aggressively growing Premier Value Added products – especially Repreve
- Continued improvement of Balance Sheet and related benefits from optimizing cost of capital

Questions

Appendix Slides

Unifi, Inc. - Adjusted EBITDA Reconciliation

(Dollars in thousands)	FY 2009	FY 2010	FY 2011	Dec-11 TTM
Net income (loss) attributable to Unifi	$ (48,996)	$ 10,685	$ 25,089	$ 2,147
Provision for income taxes	4,301	7,686	7,333	5,041
Interest expense, net	20,219	18,764	16,679	15,219
Depreciation and amortization expense	31,326	26,312	25,562	25,612
EBITDA	**$ 6,850**	**$ 63,447**	**$ 74,663**	**$ 48,019**
Restructuring charges	91	739	1,484	(62)
Start-up costs	-	1,027	3,065	1,314
Non-cash compensation costs, net	1,500	2,555	1,361	2,053
(Gain) / loss on extinguishment of debt	(251)	(54)	3,337	2,655
Loss on previously held interest in Repreve	-	-	-	3,656
Other	18,346	(765)	902	(1,166)
Adjusted EBITDA including equity affiliates	**$ 26,536**	**$ 66,949**	**$ 84,812**	**$ 56,469**
Equity in earnings of unconsolidated affiliates	(3,251)	(11,693)	(24,352)	(14,665)
Adjusted EBITDA	**$ 23,285**	**$ 55,256**	**$ 60,460**	**$ 41,804**

PAL– Adjusted EBITDA Reconciliation and Dividends

(Amounts in thousands, except percentages)	FY 2009	FY 2010	FY 2011	Dec-11 TTM
Net sales	$ 408,841	$ 599,926	$ 1,110,184	$ 1,304,911
Income from operations	14,090	37,388	70,132	47,089
Depreciation and amortization	18,805	21,245	31,916	35,278
PAL Adjusted EBITDA	**$ 32,895**	**$ 58,633**	**$ 102,048**	**$ 82,367**
EBITDA margin	8.0%	9.8%	9.2%	6.3%
EAP subsidies received	14,027	22,342	28,795	25,600
EAP income recognized	6,203	16,991	38,976	23,519
Difference	$ 7,824	$ 5,351	$ (10,181)	$ 2,081
PAL EBITDA - normalized for EAP	**$ 40,719**	**$ 63,984**	**$ 91,867**	**$ 84,448**
EBITDA margin	10.0%	10.7%	8.3%	6.5%
Dividends received by Unifi	$ 3,688	$ 3,265	$ 4,500	$ 3,973

Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America ("GAAP") because management believes such measures are useful to investors.

EBITDA, Consolidated EBITDA and Adjusted EBITDA

EBITDA represents net income or loss before income tax expense, net interest expense, and depreciation and amortization expense (excluding interest portion of amortization). Consolidated EBITDA represents EBITDA adjusted to exclude equity in earnings and losses of unconsolidated affiliates. Adjusted EBITDA represents Consolidated EBITDA adjusted to exclude restructuring charges, startup costs, non-cash compensation expense net of distributions, gains or losses on extinguishment of debt, and other adjustments. Other adjustments include gains or losses on sales or disposals of property, plant and equipment and currency and derivative gains or losses. We present Adjusted EBITDA as a supplemental measure of our operating performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry and in measuring the ability of "high-yield" issuers to meet debt service obligations.

EBITDA, Consolidated EBITDA and Adjusted EBITDA are alternative views of performance used by management and we believe that investors' understanding of our performance is enhanced by disclosing these performance measures. Our management uses Adjusted EBITDA: (i) as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis as it removes the impact of (a) items directly related to our asset base (primarily depreciation and amortization) and (b) unusual items that we would not expect to occur as a part of our normal business on a regular basis; (ii) for planning purposes, including the preparation of our annual operating budget; (iii) as a valuation measure for evaluating our operating performance and our capacity to incur and service debt, fund capital expenditures and expand our business; and (iv) as one measure in determining the value of other acquisitions and dispositions. Adjusted EBITDA is also a key performance metric utilized in the determination of variable compensation.

We believe that the use of EBITDA, Consolidated EBITDA and Adjusted EBITDA as operating performance measures provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles, and ages of related assets, among otherwise comparable companies. We also believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense decreases as deductible interest expense increases; depreciation and amortization are non-cash charges. Equity in earnings and losses of unconsolidated affiliates is excluded because such earnings or losses do not reflect our operating performance. The other items excluded from Adjusted EBITDA are excluded in order to better reflect the performance of our continuing operations.

In evaluating EBITDA, Consolidated EBITDA and Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of EBITDA, Consolidated EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. EBITDA, Consolidated EBITDA, and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Non-GAAP Financial Measures

Continued

Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

- it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;
- it does not reflect changes in, or cash requirements for, our working capital needs;
- it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt;
- although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements;
- it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;
- it does not reflect the impact of earnings or charges resulting from matters we consider not be indicative of our ongoing operations;
- it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and
- other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.

Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under the notes. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally.

Projected fiscal year 2012 Adjusted EBITDA, Free Cash Flow and Free Cash Flow Operations:

With respect to the forward-looking non-GAAP financial measures "Adjusted EBITDA," "Free Cash Flow" and "Free Cash Flow Operations" we referenced for fiscal 2012, the comparable GAAP financial measure "Net Income" is not accessible on a forward-looking basis. For purposes of reconciling the forward-looking Adjusted EBITDA, we would make adjustments of the type referenced for prior periods, and we would estimate the material adjustments for interest expense, income tax, and depreciation and amortization to be $14 million, $5 million, and $27 million, respectively, for fiscal 2012. For purposes of reconciling the forward-looking Free Cash Flow, we would estimate the material adjustments for capital expenditures, cash interest expense and cash taxes to be $7 million, $14 million, and $4 million, respectively, for fiscal 2012. For purposes of reconciling the forward-looking Free Cash Flow Operations, we would estimate the material adjustments for working capital source to be $8 million source for fiscal 2012. The forward-looking adjustment for equity in (earnings) losses of unconsolidated affiliates cannot be reasonably estimated.

Working Capital Highlights

(Amounts in thousands, except percentages)	FY 2009	FY 2010	FY 2011	Q2 FY 2012
Receivables, net	$ 77,810	$ 91,276	$ 100,175	$ 84,201
Inventory	89,665	111,007	134,883	114,180
Accounts payable	(26,050)	(40,662)	(42,842)	(28,950)
Accrured expenses (excluding interest)	(12,773)	(19,343)	(15,595)	(8,809)
Adjusted Working Capital	**$ 128,652**	**$ 142,278**	**$ 176,621**	**$ 160,622**
Quarterly net sales	$ 139,833	$ 178,516	$ 196,191	$ 167,110
Adjusted Working Capital as a % of sales (1)	23.0%	19.9%	22.5%	24.0%
Adjusted Working Capital	$ 128,652	$ 142,278	$ 176,621	$ 160,622
Cash	42,659	42,691	27,490	24,677
Other current assets	14,514	7,756	11,521	10,707
Accrued interest	(2,496)	(2,429)	(1,900)	(1,693)
Other current liabilities	(7,521)	(15,832)	(763)	(1,311)
Working Capital	**$ 175,808**	**$ 174,464**	**$ 212,969**	**$ 193,002**

(1) Adjusted Working Capital divided by annualized Quarterly Sales.

Balance Sheet Highlights

(Amounts in thousands, except percentages)	FY 2009	FY 2010	FY 2011	Q2 FY 2012
Cash	$ 42,659	$ 42,691	$ 27,490	$ 24,677
Revolver Availability, net	62,724	73,879	51,734	44,318
Total Liquidity	**$ 105,383**	**$ 116,570**	**$ 79,224**	**$ 68,995**
2014 Notes	$ 179,222	$ 178,722	$ 133,722	$ 123,722
Revolver	-	-	34,600	35,000
Other	7,968	668	342	356
Total Debt	$ 187,190	$ 179,390	$ 168,664	$ 159,078
Less: Cash	(42,659)	(42,691)	(27,490)	(24,677)
Net Debt	**$ 144,531**	**$ 136,699**	**$ 141,174**	**$ 134,401**
YTD weighted average interest rate	11.5%	11.9%	11.0%	10.1%